UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 15, 2004

IMPLANT SCIENCES CORPORATION

 (Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road, #5
Wakefield, Massachusetts 01880

(Address of Principal Executive Offices, including Zip Code)

(781) 246-0700

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

On October 15, 2004, Implant Sciences Corporation (the “Company”) completed the acquisition of Core Systems Incorporated (“Core”) pursuant to an agreement and plan of merger and reorganization (“Merger Agreement”), dated as of October 13, 2004, by and among the Company, C Acquisition Corp. (“Merger Sub”), Core and Donald W. Lindsey, the majority shareholder of Core.  This Amended Current Report on Form 8-K amends Item 9.01(a) of the Form 8-K filed on October 19, 2004, by attaching hereto as exhibit 99.2 and incorporating herein by reference the audited consolidated financial statements of Core and Subsidiary for the twelve month period ended November 30, 2003 and ten month period ended September 30, 2004.

(b)         Pro Forma Financial Information

On October 15, 2004, Implant Sciences Corporation (the “Company”) completed the acquisition of Core Systems Incorporated (“Core”) pursuant to an agreement and plan of merger and reorganization (“Merger Agreement”), dated as of October 13, 2004, by and among the Company, C Acquisition Corp. (“Merger Sub”), Core and Donald W. Lindsey, the majority shareholder of Core.  This Amended Current Report on Form 8-K amends Item 9.01(b) of the Form 8-K filed on October 19, 2004, by attaching hereto as exhibit 99.3 and incorporating herein by reference the unaudited pro forma consolidated financial information of the Company and Core.

(c)          Exhibits

2.1*	Agreement and Plan of Merger and Reorganization, dated October 13, 2004, by and among the Company, C Acquisition Corp., Core Systems Incorporated and Donald W. Lindsey
99.1*	Press Release of the Company, dated October 14, 2004, with respect to the execution of the Merger Agreement between the Company, C Acquisition Corp., Core Systems Incorporated and Donald W. Lindsey.
99.2	Core Systems Incorporated and Subsidiaries – Audited Consolidated Financial Statements
99.3	Unaudited Pro Forma Consolidated Financial Information of the Company and Core

*                 Previously filed as an exhibit to the Form 8-K filed by the Company on October 19, 2004

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

Date: December 29, 2004	By:	/s/	Anthony J. Armini
Anthony J. Armini
Chief Executive Officer